Exhibit 10.12
UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1 OF 4 PAGES

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

P00027		See Block 16C
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than item 6) ■	CODE	62LESSERMM

Nat’l Geospatial-Intelligence Agen.
ATTN: ACR/MS-P150
12310 Sunrise Valley Drive
RESTON VA 20191-3449

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)			☑ 9A. AMENDMENT OF SOLICITATION NO.

ORBIMAGE, INC.
21700 ATLANTIC BLVD			9B. DATED (SEE ITEM 11)
DULLES VA 201666801
☑ 10A. MODIFICATION OF CONTRACT/ORDER NO.
HM157304C0014

10B. DATED (SEE ITEM 13)

CODE 8248422490000		FACILITY CODE	09/30/2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and reluming copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
Not Applicable
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)
☑	Mutual Agreement of the Parties
E. IMPORTANT:      Contractor           ☐ is not.      ☑ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 54-1660268
DUNS Number: 824842249
The purpose of this modification is to restructure the Option Contract Line Item (CLIN) 0006 option; revise Attachment 1, Statement of Work, Appendix F; and incorporate CY2010 labor rates for use under CLIN 0005, System Engineering Services Support.
The CLIN 0006 option is restructured to a three (3) month period (April 1, 2010 through June 30, 2010), with options to extend CLIN 0006 in six single monthly increments (July 2010, August 2010, September 2010, October 2010, November 2010 and December 2010). If all seven (7) options are exercised (one 3 month period plus six 1 month periods) the total CLIN 0006 performance period will run through December 31, 2010. (CLIN 0006 was structured Continued ...

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00027	PAGE 2 OF 4
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
as a single nine (9) month performance period: April 1, 2010 through December 31, 2010.)

Attachment 1, Statement of Work, Appendix F, is modified to revise the requirement for refreshing imagery under the Service Level Agreement (SLA) World Map requirement to permit varied refresh rates over different portions of the Globe, and to revise the SLA Performance Criteria, eliminating Criteria # 5 and redistributing its weight against the remaining Criteria.

Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Option Line Item 0006 — Imagery Acquisition COMMERCIAL IMAGERY (change page 4 is attached hereto):

The first paragraph is revised to read: “The scope of effort for this firm fixed price line item is defined in Attachment 1 Statement of Work Section 4.2 and Appendix D. The total potential CLIN 0006 performance period is from April 1, 2010 through December 31, 2010, on a Service Level Agreement (SLA) basis. CLIN 0006 will have an initial performance period of three (3) months, followed by six one (1) month potential Option period extensions (July 1, 2010 through December 31, 2010). This effort is priced at the amount set forth below.”

The total estimated firm fixed price (FFP) is revised to indicate a monthly fee of $12,500,000. The total estimated FFP remains unchanged at $112,500,000.

The last paragraph is revised to read: “Additionally, associated CLINs 0002, 0003, 0004, and 0005 will also be extended as appropriate to match the CLIN 0006 performance period.”

2. Under Section H, Special Contract Requirements, Paragraph H.28 Exercise of Options (change page 21A is attached hereto):

The requirement to exercise options within thirty (30) days prior to the end of the current contract period is revised to fifteen (15) days.

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00027	PAGE 3 OF 4
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

A second paragraph is added as follows: “For CLINs 0002, 0003, 0004, 0005, and 0006, the Option periods will be initially exercised for three (3) months, followed by potential extensions in monthly increments through December 31, 2010.”

3. Under Section J — List of Attachments, Attachment 1, NextView Statement of Work (SOW) Revision Version 17 dated 23 December 2009 is revised to read “NextView Statement of Work (SOW) Revision Version 18 dated 04 February 2010”. Change page 31 is attached hereto.

4. Under Attachment 1, NextView Statement of Work (SOW) Revision Version 17 dated 23 December 2009:

Cover Page is revised to reflect new Revision 18 and a new date of February 4, 2010. Change page Cover Page is attached hereto.

Appendix F, Section 2.2.1, Part 1 World Map, third Paragraph, after the first sentence the following new sentence is added: “The government may unilaterally lower the refresh rate gap for defined areas of interest as mission needs dictate”. Change page F-3 is attached hereto.

Appendix F, Section 2.3.2, Performance Criteria, Table 2, is revised to delete Criteria #5 (90% World Map sqkm delivered on Routine Timeline), and redistribute the 20% Criteria #5 Hold Back against the remaining four Criteria. The Hold Back for each criterion is increased by 5%, from 20% to 25%. Change page F-6 is attached hereto.

5. Under Line Item CLIN 0005 — System Engineering Services Support, the CY2010 labor rates are incorporated into the contract as delineated in the attachment to this modification entitled “GeoEye CY2010 CLIN 0005 Negotiated Rates.xls”. Discount Terms:

Net 30

Delivery Location Code: SEESCH See Schedule

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00027	PAGE 4 OF 4
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Payment:
	DFAS Acct. Mtn. & Control/JDAC
	ATTN: DFAS-IN-FI-JAM DEP 3248
	8899 E. 56th Street
	Indianapolis, IN 46249
	Customer Service 1-888-332-7366
	---FAX 1-866-894-8007

	FOB: Destination
	Period of Performance: 02/01/2007 to 03/31/2010

	Change Item 0006 to read as follows (amount shown is
	the obligated amount):

0006	NextView COMMERCIAL IMAGERY PROGRAM				0.00
	Amount: $112,500,000.00 (Option Line Item)
	03/01/2010
	Fully Funded Obligation Amount$112,500,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES,
	CHARTS, & GLOBES

	Period of Performance: 04/01/2010 to 06/30/2010

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

HM1573-04-C-0014
P00027
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
FFP.
CLIN 0003 commences 01 February 2007 and concludes at the earlier of the following two (2) events:
1.	GeoEye-1 FOC

2.	March 31, 2009 *

*	CLIN 0003 unit prices contained in Appendix D, Table 4-2.a. of the SOW, Contract Attachment 1, are effective February 1, 2007 through October 31, 2007. CLIN 0003 unit prices contained in Table 4-2.b. are effective November 1, 2007 and remain unchanged in the event that CLIN 0003 is extended beyond December 31, 2008.
B.5 Line Item CLIN 0004 — Firewire Drives and Other Media
This CLIN is priced at a NTE amount of $500,000. The sum of all material provided herein and invoiced for shall not exceed $500,000.
Line Item 0004 is a time and material indefinite-quantity line item for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and is effective for the entire period of performance. Delivery or performance shall be made only as authorized by the USG. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0004 up to the not-to-exceed amount specified. The Government has no minimum order obligations.
B.6 Line Item CLIN 0005 — System Engineering Services Support
This CLIN has a NTE value of $4,000,000. The sum of all effort provided herein and invoiced for shall not exceed $4,000,000. Line Item 0005 is a time and material level-of-effort (LOE) item for System Engineering Services Support in accordance with Contract Attachment 6. LOE support for Attachment 6 paragraphs 1.1.1 through 1.1.6 shall be as directed by the Contracting Officer’s Representative. Other LOE shall be provided for tasks under paragraph 1.1.7 as directed by the Contracting Officer.
CLIN 0005 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this CLIN is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under this CLIN may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer.
B.7 Option Line Item 0006- Imagery Acquisition COMMERCIAL IMAGERY
The scope of effort for this firm-fixed price line item is defined in Statement of Work Section 4.2 and Appendix F. The total potential CLIN 0006 performance period is from April 1, 2010 through December 31, 2010, on a Service Level Agreement (SLA) basis. CLIN 0006 will have an initial performance period of three (3) months, followed by six one (1) month potential Option period extensions (July 1, 2010 through December 31, 2010). This effort is priced at the amount set forth below.
Total Estimated FFP: $112,500,000 ($12,500,000 per month).
CLIN 0006 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task order and until the Contractor receives notice of such availability in writing by the Contracting Officer.
Additionally, associated CLINs 0002, 0003, 0004, and 0005 will also be extended as appropriate to match the CLIN 0006 performance period.
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS

HM1573-04-C-0014
P00027
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
H.25 NGA: 5X52.227-9001 Activities That Affect U.S. Persons (DEC 2004)
This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoD 5240.1-R.
H.26 Warranty of Services (May 2001)
(a) Definitions. “Acceptance,” as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another approves specific services, as partial or complete performance of the contract.
(b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or nonconformance to the Contractor “within 30 days from the date of acceptance by the Government for the service provided.” This notice shall state either —
(1)	That the Contractor shall correct or reperform any defective or nonconforming services within a period of 90 days; or

(2)	That the Government does not require correction or reperformance.
(c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the Contractor shall be subject to this clause to the same extent as work initially performed. If the Contractor fails or refuses to correct or reperform, the Contracting Officer may, by contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price or the Contract Line Item may be terminated.
H.27 Emergencies, Disasters, and Humanitarian Efforts
(a) In support of emergencies, disasters, and humanitarian efforts, the National Geospatial-Intelligence Agency (NGA) may disseminate and/or post on open web sites imagery licensed under this contract regardless of whether the recipients are within the Next View license user groups. The imagery will contain the copyright notice and the NextView license notice. After 30 days, the imagery will be handled in accordance with the NextView license.
(b) The contractor will be given notice within 24 hours after the start of the dissemination/posting of imagery under the authority of this clause.
(c) If the contractor does not believe the situation constitutes an emergency, disaster, or humanitarian effort, the contractor has 24 hours after receiving notice to object to the dissemination/posting of the imagery under the authority of this clause. If the parties cannot reach agreement, the matter will be resolved in accordance with the Disputes Clause and the other terms and conditions of this contract.
H.28 Exercise of Options
Any option under this contract shall be exercised by a unilateral contract modification signed by the Contracting Officer. Specific contract line items or sub-line items delineating a description of the supplies or services, quantity requirements, and a corresponding delivery schedule for the exercised options shall be identified in the unilateral contract modification. An option shall be exercised by issuance, within 15 days prior to the end of the current contract period, of a unilateral modification for the subsequent option requirements.
For CLINs 0002, 0003, 0004, 0005, and 0006, the Option periods will be initially exercised for three (3) months, followed by potential extensions in monthly increments through December 31, 2010.
H.29 Segregation of Costs
The Contractor agrees to segregate and bill costs incurred under this contract by CLIN. Separate invoices shall be submitted for each individual CLIN.
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
Page 21A of 31

HM1573-04-C-0014
P00027
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
SECTION J — LIST OF ATTACHMENTS

Attachment	Description
1	NextView Statement of Work (SOW) Revision Version 18 dated 4 February 2010

2	Government Furnished Property

3	DD254, Contract Security Classification Specification Revision 4 dated May 12, 2009

4	List of Data Delivered with Government Purpose Rights

5	List of Data with Limited Rights

6	Statement of Work, NextView System Engineering Services dated October 31, 2007
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS

NextView-ORBIMAGE
Volume 8.0___Revised Version 18
Statement of Work

For:	By:
National Geospatial-Intelligence Agency	ORBIMAGE, Inc.
4600 Sangamore Road	21700 Atlantic Boulevard
Bethesda, MD 20816-5003	Dulles, VA 20166
04 FEB 10
In Response to:
Contract #HM 1573-04-3-0001 and
Contract #HM1573-04-C-0014
Restrictions on Use, Publication, or Disclosure of Proprietary Information
This document contains information proprietary to ORBIMAGE Inc. or to third parties to which ORBIMAGE Inc. may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as ORBIMAGE Inc. may otherwise agree to in writing.
WARNING: The export of technical data without approval from the U.S. Department of State is prohibited by the Arms Export Control Act, Title 22, U.S.C., Sec. 2751, et seq. and the International Traffic in Arms Regulations (ITAR), 22 C.F.R. Sec 120, et seq. Violations of these laws and regulations carry severe criminal penalties.

Contract# HM1573-04-C-0014
          There shall be no less than an 8-month gap between refresh rates for all imagery. The government may unilaterally lower the refresh rate gap for defined areas of interest as mission needs dictate. The contractor will endeavor to deliver complete 1x1 degree cells; however, execute at the most efficient collection rate (a 2 cell x 1 cell configuration).
          Total collections and deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          The contractor shall provide at least 4,500,000 sqkm of compliant Pan+MSI Mono imagery to NGA per month (the “World Map Capacity”). Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          Section 2.2.2 Part 2 Indefinite Quantity Ad Hoc Collection Service
          The contractor shall provide the NGA with an Ad Hoc target collection capacity using either GeoEye-1 or IKONOS, at the contractor’s discretion.
     Using either GeoEye-1 or IKONOS, during any month period NGA may task up to 200,000 sqkm of imagery world-wide for Ad Hoc collections and other imagery products (the “Ad Hoc Capacity”). The 200,000 sqkm Ad Hoc Capacity is calculated based on orders for Pan+MSI Mono imagery. To account for the inefficiency of ad hoc collections, if GeoEye-1 is used to satisfy an ad hoc collection order, the World Map Capacity for that month will be reduced by a ratio of 5 sqkm for every 1 sqkm of ad hoc collection for ad hoc targets falling within the longitude bands 34°E -64°E and 100°E -130°E and will be reduced by a ratio of 4 sqkm for every 1 sqkm of ad hoc collection for ad hoc targets falling outside the longitude bands 34°E -64°E and 100°E -130°E. Within 34°E -64°E and 100°E -130°E the contractor may retain up to 50% of the GeoEye-1 collection capability for its own use. The maximum amount of imagery NGA is entitled to from GeoEye-1 for this Part 2 is 100,000 sqkm per month. The maximum reduction to the World Map Capacity shall not exceed 500,000 sqkm per month based on the 5:1 ratio. The contractor may, at its own discretion, satisfy Part 2 using in excess of 100,000 sqkm of GeoEye-1. To the extent the NGA orders different types of products for ad hoc collections, the Ad Hoc Capacity in such month will be credited by the type of products actually ordered using the values in Table 1. Unused Ad Hoc Capacity will not be carried over to the subsequent month.
          All Part 2 imagery shall be tasked with a Mandatory Pre-Emptive Priority rating unless otherwise noted in the PMAA Order. Part 2 Orders would be placed using existing PMAA ordering procedures. Ad Hoc requirement satisfaction follows an order-image-downlink-process-deliver complete scenario, regardless of cloud cover in the delivered image, as outlined in SOW Section 4.2.7.2 (GeoEye-1) and SOW Appendix E (IKONOS), unless otherwise noted in the PMAA Order.
          Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          For imagery beyond 80 degrees North and South Latitude (high latitude) orders may be provided in Pan Mono imagery. For imagery beyond 80 degrees North and South Latitude, imagery parameters will be relaxed to 40° off-nadir and 50% cloud cover, or as otherwise directed, with the goal of ameliorating land surface collection in these regions.
          NGA may task for greater than 200,000 sqkm under the Ad Hoc Capacity. In the event that NGA tasks above 200,000, NGA will incur an additional charge on a per sqkm basis of $5.00 for every sqkm above the 200,000 level. The contractor shall invoice for this expense against either CLIN
Use, duplication, or disclosure of this document or any of the information contained herein is subject to the restrictions on the title page of this document

Volume 8 Statement of Work — February 4, 2010	Page F-3

Contract# HM1573-04-C-0014
          Section 2.3.1 Metrics Reporting/Reports
          The contractor shall collect and provide the following metrics and reports to the NGA by the tenth business day of the month in addition to those outlined in SOW Section 4.1.2.6, Additional Reporting Requirements:
•	The number of delivered tasking, archive, and mixed RFQs by region and by sensor

•	The number of tasking, archive, and mixed orders by region

•	Area and routine sqkm delivered by product type by region

•	Area and routine sqkm delivered by region by cloud cover

•	Ad hoc sqkm tasked by priority by region

•	Ad hoc sqkm delivered by priority by region by cloud cover

•	Number of products delivered to NGA by product type

•	The monthly total sqkm of archive images NGA issued and CDP delivered by sensor

•	The cumulative total sqkm of archive orders and images NGA issued and CDP delivered by region and by sensor

•	Other metrics as mutually agreed to
          The contractor shall provide the following bi-annual metrics to NGA:
•	Accuracy
•	CE 90 (GeoEye-1 and IKONOS)

•	LE 90 (GeoEye-l)
•	MTF (GeoEye-1)

•	Relative edge response (RER) (GeoEye-1)

•	Signal to noise ration (SNR) (GeoEye-1)
          The contractor shall provide the following reports to NGA as required:
•	Satellite Orbital and Attitude Maneuverability Information Report (GeoEye-1 only)

•	Test Plans and Procedures
          Section 2.3.2 Performance Criteria
          The contractor’s performance under the SLA will be assessed based on the Performance Criteria delineated in Table 2, Performance Criteria.

Performance Criteria

	Indicator		Measure	Monitoring Method	Hold Back
1	Quantity	Area	95% of World Map Sqkm Delivered	IPL Shapefiles	25%

2	Quantity	Area	90% of NGA prioritized areas and/or regions (a subset of World Map)	IPL Shapefiles	25%

3	Quantity	Area	90% of Planned Cells Delivered	Order Completion Report	25%

4	Timeliness	Ad Hoc	95% of Ordered Ad Hoc Requirements Delivered on Time	Order Completion Report	25%
Table 2. Performance Criteria
          The Hold Back for Performance Criteria found to be deficient in subsequent months will be assessed against the month in which they were discovered.
Use, duplication, or disclosure of this document or any of the information contained herein is subject to the restrictions on the title page of this document

Volume 8 Statement of Work — February 4, 2010	Page F-6

Contract HM1573-04-C-0014, Modification P00027

Fully Burdened
ORBIMAGE/GeoEye Labor	CY2010 Labor Hour
Categories	Price (thru Fee)	Description	Sample Job Titles
ACCT|]Accounting	■	Provides financial controls accounting to program office and business management	A/R, A/P, Staff Accountant

ACTM|]Accounting Manager	■	Manages accounting personnel and processes	Mgr, Accounting Operations, Accounting Compliance Manager

ADAS|]Administrative Assistant	■	Provides administrative support to program office or business management	Administrative coordinator, assistant

ADA2|]Administrative Assistant II	■	Senior administrative assistants	Senior Administrative assistant

BSMJ|]Business Management Jr	■	Supports business development and operational personnel	Sr Channel and Proposal Spec, Mgr International Proposals

BSMT|]Business Management	■	Key personnel in the areas of business development and operations; has input to departmental budgets and/or customer/product/ operational development	Dir., IT Production support, Proposals, Finance and Planning, Advanced Programs, Revenue

BSM2|]Business Management II	■	Director level personnel in the areas of business development and operations; has responsibility for departmental budgets and/or customer/product/operational development	Sr Dir., Satellite Ops, Ground System Eng, Advanced System Development

CONT|]Contracts	■	Initiates, writes, negotiates and administers all contractual documents with customer vendors and subcontractors	Contracts Administrator

CONL|]Contracts Legal	■	Provides corporate legal counsel function	Legal Counsel

CSRA|]Customer Serv Rep Assoc	■	Customer service/order coordinator, Assoc gov’t customer support rep, Customer support aide, Channel Partner Rep	Assoc Gov’t Customer Serv Rep, CS coordinator

CSRP|]Customer Service Rep	■	Technical Support Analyst, Sr Channel Partner Rep, Project Specialist, Sr Customer Support Rep	Technical Support Analyst, Sr Gov’t CS Rep, Corp Imagery Serv Rep

CSRM|]Customer Serv Rep Mgmt	■	Manages Customer Service personnel and processes	Manager, Comm/Channel Order, Gov’t Order, Tech Services & Bus Process

ENGJ|]Engineer Jr	■	Associate|]level engineering staff supporting engineering staff in design, implementation and maintenance technical activities	Assoc Photog System Eng, Sr Eng Aide, Photog System Technician

ENGR|]Engineer	■	Provide technical design, implementation, test and maintenance support in a variety of engineering disciplines including software, photogrammetry, product, geodetic, business systems, ground systems and spacecraft	Photog System Eng, Bus Systems Solution Eng, Command & Control Eng, Spacecraft System Eng, Geodetic Engineer.

ENG2|]Engineer II	■	Principal and senior level engineering staff that lead technical engineering activities	Sr Database Eng, Sr Mission Eng, Sr Gmd Term Eng, Princ System Eng

ENG3|]Engineer III	■	Managerial level engineering that coordinates and oversees engineering personnel and/or processes	Mgr, Ground System Eng, Sr. Princ Spacecraft Eng, Sr Princ Software Eng

FINC|]Finance	■	Provides corporate|]Ievel and project level financial reporting and analysis to program office; supports proposal pricing efforts	Sr Financial Analyst, Program Control Analyst, Mgr Finance & Analysis, PC Manager

ITPR|]IT Production	■	Production system monitoring and management, upgrades and maintenance and production client system deployment/upgrade	Production system administrators and system security administrators

ITP2|]IT Production II	■	Senior and more skilled admin that deal with more complex issues	Senior production system administrators and network administrators

ITPM|]IT Production Mgr	■	Oversee and coordinate system administration personnel	Production operation support, network operations and production system design managers

ITSA|]IT Support Assoc	■	Track IT assets from procurement to disposal	Asset management coordinators

ITSP|]IT Support	■	System administration support for nor|]production personnel	Business system administrators and PC Client administrators

ITS2|]IT Support II	■	Senior and more skilled admin that deal with more complex issues	Senior business system administrators and PC Client administrator

ITSM|]IT Support Mgr	■	Oversee and coordinate system administration personnel	User support services and business system project managers

MCPA|]Mission Contrl/Plnr Assoc	■	Associate level	Assoc satellite collection planners

1 of 2

Contract HM1573-04-C-0014, Modification P00027

Fully Burdened
ORBIMAGE/GeoEye Labor	CY2010 Labor Hour
Categories	Price (thru Fee)	Description	Sample Job Titles
MCPR|]Mission Controller/Planner	■	Perform mission planning and real|]time satellite command and control activities required to operate company’s imaging satellites; operate ground terminals and systems to insure successful uplink of commands and downlink of image data	Mission controllers, Tasking controller trainers and Satellite Collection Planners

MCP2|]Mission Contrl/Plnr II	■	Senior and Principle level mission planning/controlling	Manager Satellite Collection Planning, Sr and Pr Mission Controllers

MOPA|]Mission Operations Assoc	■	Associate level	Associate order entry specialists

MOPS|]Mission Operations	■	Interface with engineering and marketing personnel to define and maintain satellite imagery collection needs; develop and maintain software tools necessary to support monitoring and optimization of collections and the collection database	Mission analysts, system operations personnel

MOP2|]Mission Operations II	■	Senior level mission analysts	Mission managers, Sr. mission analyst, Sr Mgr System Operations

PJTM|]Project Manager	■	Coordinates and managers individual contract awards from kick|]off to completion. Responsible for technical, cost and performance of project	Mgr, Regional Affiliate Ops, Mgr Technical Development, Space System Project Mgr

PRMR|]Program Manager	■		Sr. Dir Programs

PROA|]Production Assoc	■		Associate geospatial analysts

PROD|]Production	■		specialists

PROD2|]Production II	■		Operators, Sr GIS Prod Coordinator

PROM|]Production Mgr	■		Mgr Production Commercial, Dulles, AMDB, Norman

QAST|]QA Specialist	■		Quality process and assurance analysts

QAMT|]Quality Management	■		Quality manager

SECT|]Security Subcontractors	■		Site Security, Site Security Manager

Sub |]Project Manager	■

Sub |]Systems Analyst	■

Sub |]Developer	■

2 of 2